Spirit of America Investment Fund, Inc.

Supplement Dated August 28, 2012 to the Prospectus

Dated April 29, 2012

Effective September 1, 2012, the Funds have retained Huntington Asset Services, Inc. (“HASI”) to serve as the administrator and Funds’ accounting agent and The Huntington National Bank (“HNB”) to serve as the Funds’ custodian, replacing The Bank of New York Mellon and its affiliate in such capacities. HASI and HNB will begin performing these services for the Funds on September 1, 2012. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) will continue to serve as the Funds’ transfer agent until June 1, 2013.

Pursuant to the Prospectus, investors can continue to purchase and redeem their shares through the Funds’ Distributor, David Lerner Associates, Inc., and through the transfer agent, BNY Mellon, until May 31, 2013. The Funds do not anticipate that this change in service providers will cause any disruptions to the services afforded to the Funds and their shareholders.

Therefore, as of September 1, 2012, the inside back cover of the Prospectus, under the heading “Custodian” is changed by deleting the reference to The Bank of New York Mellon, One Wall Street, New York, NY 10286 and instead adding language to read as follows:

Custodian

The Huntington National Bank

7 Easton Oval EA4E70

Columbus, OH 43219

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Spirit of America Investment Fund, Inc.

Supplement Dated August 28, 2012 to the Statement of Additional Information

Dated April 29, 2012

Effective September 1, 2012, the Funds have retained Huntington Asset Services, Inc. (“HASI”) to serve as the administrator and Funds’ accounting agent and The Huntington National Bank (“HNB”) to serve as the Funds’ custodian, replacing The Bank of New York Mellon and its affiliate in such capacities. HASI and HNB will begin performing these services for the Funds on September 1, 2012. BNY Mellon Investment Servicing (US) Inc. will continue to serve as the Funds’ transfer agent until June 1, 2013.

Accordingly, the following changes are hereby made to the Funds’ Statement of Additional Information, effective September 1, 2012:

1.	Under the section entitled “DISCLOSURE OF PORTFOLIO HOLDINGS” beginning on page 9, the references to “BNY Mellon Investment Servicing (US) Inc.” and “BNY Mellon” are replaced with “Huntington Asset Services, Inc.” and “Huntington,” respectively.

2.	Under the section entitled “Administrative Services Agent and Fund Accountant” on page 22, the three paragraphs are removed in their entirety and replaced with the following paragraphs:

Huntington Asset Services, Inc. (“Huntington”), located at 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, provides the back office services for the Funds. The services include the day-to-day administration of matters necessary to the Funds’ operations, maintenance of records and books, preparation of reports and compliance monitoring.

Huntington also serves as the accounting agent for the Funds and maintains the accounting books and records of the Funds, calculates the Funds’ NAVs in accordance with the provisions of the Funds’ current Prospectus and prepares for each Fund’s approval and use various government reports, tax returns, and proxy materials.

For the fiscal years ended December 31, 2009, December 31, 2010 and December 31, 2011, the accounting and administration fees paid to BNY Mellon Investment Servicing (US) Inc., the Funds’ former administrator, for each Fund were as follows:

3.	Under the section entitled “Transfer Agent” on page 22, the paragraph is removed in its entirety and replaced with the following paragraph:

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) currently serves as the Funds’ transfer agent and maintains the records of each shareholder’s account, answers shareholder inquiries, processes purchases and redemptions and acts as dividend disbursing agent. It is anticipated that on June 1, 2013, Huntington will replace BNY Mellon as the Funds’ transfer agent.

4.	Under the section entitled “Custodian” on page 23, the paragraph is removed in its entirety and replaced with the following paragraph:

The Huntington National Bank, 7 Easton Oval EA4E70, Columbus, Ohio 43219, is custodian of the Funds’ assets pursuant to a custodian agreement. Under the custodian agreement, The Huntington National Bank (i) maintains a separate account or accounts in the name of the Funds, (ii) holds and transfers portfolio securities on account of the Funds, (iii) accepts receipts and makes disbursements of money on behalf of the Funds, (iv) collects and receives all income and other payments and distributions on account of the Funds’ securities and (v) makes periodic reports to the Directors concerning the Funds’ operations.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.